UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2018 (December 3, 2018)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2018, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) approved an amended and updated Incentive Compensation Plan, including 2019 Annual Award Performance Goals and Deferred Award Performance Goals (“Performance Goals” and collectively with the Incentive Compensation Plan, “2019 Plan”), effective January 1, 2019. The 2019 Plan provides incentive compensation arrangements for certain Bank employees, including the Bank’s principal executive officer, principal financial officer and other named executive officers.

The 2019 Annual Award Performance Goals relate to specific mission goals established by the Board for the Bank’s profitability, member activity (including member advances growth, member education and outreach, Community Investment Program advances and Mortgage Purchase Program participation concentration), enterprise risk management, minority and women inclusion, and compliance risk management program enhancement. In addition, the Deferred Award Performance Goals for Level I Participants (which the Bank anticipates will include the principal executive officer, principal financial officer and other named executive officers) for the three-year period covering calendar years 2020 through 2022 relate to the Bank’s profitability, retained earnings and prudential management standards, and are substantially the same as the Deferred Award Performance Goals previously adopted for the three-year Performance Periods ending December 31, 2020 and December 31, 2021. The level of achievement of the Annual and Deferred Award Performance Goals for the respective performance periods determines the value of Annual Awards and Deferred Awards, respectively, for Level I Participants.

In accordance with Federal Housing Finance Agency (“Finance Agency”) regulations, the Bank submitted the 2019 Plan to the Director of the Finance Agency for review and non-objection. On December 3, 2018, the Finance Agency informed the Bank that it has no objection to the 2019 Plan.

A copy of the 2019 Plan is set forth as Exhibit 10.1 and is incorporated in full herein by reference. The foregoing description of the 2019 Plan does not purport to be complete and is qualified in its entirety by reference to the 2019 Plan.

Item 9.01    Financial Statements and Exhibits

A copy of the Federal Home Loan Bank of Indianapolis 2019 Plan, as updated, is attached as Exhibit 10.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2018

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Federal Home Loan Bank of Indianapolis 2019 Incentive Plan